February 2016 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

# Dixie History

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2007 Launched wool products in Masland & Fabrica – high-end designers
- 2010 Residential "soft products" growth strategy
- 2012 New Masland Contract management – performance tile strategy
- 2012 Purchased Colormaster dye house – lower cost
- 2012 Purchased Crown rugs – wool rugs
- 2013 Purchased Robertex - wool carpet manufacturing
- 2014 Expanded and realigned manufacturing to increase capacity
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality

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Dixie Today • Commitment to brands in the upper- end market with strong growth potential. • Diversified between Commercial and Residential markets. • Diversified customer base (TTM Basis) – Top 10 carpet customers • 13% of sales – Top 100 carpet customers • 26% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling. • New construction is a smaller effect. • Dixie is driven by the wealth effect. • The stock market and consumer confidence. • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures. • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involves a designer.

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/newhomesales 6 3,000 3,500 4,000 4,500 5,000 5,500 6,000 250 300 350 400 450 500 550 600 Jan '10 Jan '11 Jan '12 Jan '13 Jan '14 Jan '15 • “Although some growth is expected, the housing market will struggle in 2016 to replicate last year's 7 percent increase in sales.” • “First-time buyers were for the most part held back once again in 2015 by rising rents and home prices, competition from vacation and investment buyers and supply shortages.” • “While these headwinds show little signs of abating, the cumulative effect of strong job growth in recent years and young renters' overwhelming interest to own a home should lead to a modest uptick in first- time buyer activity in 2016.” Lawrence Yun Chief Economist National Association of Realtors January 22, 2016

Residential and Commercial Fixed Investment 7 Rebound in residential activity Commercial activity is flat We expect 2016 to continue the trend of continuing the rebound of fixed investment as a percent of GDP

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2014 U.S. Carpet & Rug Manufacturers 9 Source: Floor Focus – includes carpet as broadloom and modular tile, and rug sales Carpet & Rug Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 3,107 29.2% Residential & Commercial Mohawk (MHK) $ 2,563 24.1% Residential & Commercial Beaulieu (Private) $ 560 5.3% Residential & Commercial Interface (TILE) $ 487 4.6% Commercial Only Engineered Floors (Private) $ 443 4.2% Residential Only Dixie (DXYN) $ 404 3.8% Residential & Commercial Imports & All Others $ 3,060 28.8% Residential & Commercial U.S. Carpet & Rug Market $ 10,624 100.0%

U.S. 2014 Carpet & Rug Market of $10.6 billion 10 Source: Floor Focus and Dixie Group estimate Residential 56% Commercial 44% Dixie versus the Industry High- End Residential 64% High- End Commercial 36% 2015 Dixie sales

Carpet Dollars & Unit Market Share Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 11

Industry Positioning The Dixie Group 12 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 13 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands Masland, 35% Dixie Home, 45% Fabrica, 20% 14 Sales by Brand for 2015

Dixie Group High-End Residential Sales All Brands Retailer, 63% Designer, 16% Mass Merchant, 14% Builder, 4% Commercial, 1% Specialty - OEM, 2% 15 Sales by Channel for 2015 The company believes that a significant portion of retail sales also involve a designer

DIXIE HOME

THE DIXIE GROUP



- Well-styled moderate to upper priced residential broadloom line
  - Known for differentiated pattern and color selection
- Dixie Home provides a “full line” to retailers
  - Sells specialty and mass merchant retailers
- Growth initiatives
  - Stainmaster® Tru Soft ™ Fiber Technology
  - Stainmaster® PetProtect ® Fiber Technology

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• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 26% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Stainmaster® PetProtect ® Fiber Technology – Wool products in both tufted and woven constructions 17

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 33% of sales directly involve a designer – Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 18

Commercial Market Positioning The Dixie Group 19 • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers

• Atlas is our premium commercial brand • Dedicated to serving the architect and designer needing finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 20

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Market specific modular carpet tile collections – Masland Hospitality using “computerized yarn placement” technology 21

Hospitality, 25% Corporate, 54% Education, 3% Store Planning, 7% Gov't, 1% Health Care, 4% Other, 6% 22 Sales by Channel for 2015 Channels: Interior Design Specifier and Commercial End User

$331 $321 $283 $205 $231 $270 $266 $345 $407 $422 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Net Sales (millions) 23 Dixie Group Sales $ in millions Includes Atlas Carpet Mills since March 2014 and Burtco since September 2014

Sales & Operating Income $ in millions 24 Note: Non-GAAP reconciliation starting on slide 28 Below is the estimated cost to complete the remaining Facility Consolidation Plans: 2008 2009 2010 2011 2012 2013 2014 2015 Net Sales 283 203 231 270 266 344 407 422 Net Income (Loss) (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) (2.4) Non-GAAP Adjusted Op. Income (28.5) (45.4) (2.6) 5.7 3.5 16.4 4.7 4.2 Non-GAAP Adjusted EBITDA 15.5 5.3 10.3 14.5 13.2 26.5 17.7 19.0 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Net Sales 85.1 107.9 109.0 104.6 95.9 110.0 108.9 107.8 Net Income (Loss) 4.6 (0.6) (0.2) (5.2) (2.5) 0.5 0.1 (0.5) Non-GAAP Adjusted Op. Income (0.9) 2.8 3.4 (0.6) (1.9) 3.1 1.9 1.9 Non-GAAP Adjusted EBITDA 2.1 6.1 6.8 2.8 1.7 6.7 5.5 5.1 Facility Consolidation Plan Summary 2014 2015 2016 West Coast Facility consolidation 1,366 202 - East Coast Facility consolidation 4,148 2,016 406 East Coast Asset write off 1,134 - - Corporate Office consolidation - 728 60 Total facility consolidation and asset write off's 6,648 2,946 466

25 Current Business Conditions 2016 Initiatives • Completion of our facility consolidation plans in 2016. Our service is fully at pre-consolidation levels, our quality expenses are still declining as we deal with issues from 2014 and 2015. We are now streamlining the operational changes with a focus on lower cost through better quality, yields, waste and process efficiencies. • Expansion of our Visionweave products through Atlas Carpet Mills division, a premium supplier to the specified commercial marketplace. • We are growing our Masland Hospitality brand, building on our custom computerized yarn placement (CYP) technology, our Andara program and other product offerings for the hospitality market. • We are taking advantage of our custom machine tufted rug capability to increase our presence in designer oriented markets. • First 8 weeks of the quarter our sales are down mid single digits versus same period last year. Our residential carpet sales are down low single digits with our commercial carpet sales down low double digits.

Outlook for 2016 The housing & commercial markets are growing moderately: • The upper-end residential market continues to favor the upper-end market as compared to mid-priced product lines:  Masland and Fabrica Wool growth opportunities.  New Stainmaster® PetProtect™ and the Stainmaster® family of soft products. • Commercial market is growing, especially in the hospitality market:  Atlas growth opportunities with new products using ColorPoint™ technology and new modular tile offerings.  Masland Hospitality growth opportunities with both new tufted and custom computerized yarn placement offerings.  Masland Contract has expanded modular tile collections. • Leveraging our designer focused sales forces. • Internal operations are showing the benefits of our restructuring. 26

Non-GAAP Information 28 Use of Non-GAAP Financial Information: The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus one time items so defined (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses included in selling, general and administrative, less direct acquisition expenses, less one time items so defined. (Note 2) The Company defines Adjusted Operating Income as Operating Income plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair market write up of inventories, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 3) The company defines Adjusted Income from Continuing Operations as net income plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined , all tax effected. (Note 4) The Company defines Adjusted EBIT as net income plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition related expenses, plus impairment of assets, plus impairment of goodwill, plus one time items so defined. (Note 5) The company defines Free Cash Flow as Net Income plus interest plus depreciation plus non-cash impairment of assets and goodwill minus the net change in working capital minus the tax shield on interest minus capital expenditures. The change in net working capital is the change in current assets less current liabilities between periods. (Note 6)

| Non-GAAP Gross Profit | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|
| Net Sales | 203,480 | 231,322 | 270,110 | 266,372 | 344,374 | 406,588 | 422,484 |
| Gross Profit | 52,105 | 56,651 | 65,506 | 65,372 | 85,569 | 95,497 | 106,231 |
| Plus: Business integration expense | - | - | - | 1,383 | 4,738 | 445 | - |
| Plus: Amortization of inventory step up | - | - | - | - | 367 | 606 | - |
| Non-GAAP Adj. Gross Profit (Note 1) | 52,105 | 56,651 | 65,506 | 66,755 | 90,674 | 96,548 | 106,231 |
| | | | | | | | |
| Gross Profit as % of Net Sales | 25.6% | 24.5% | 24.3% | 24.5% | 24.8% | 23.5% | 25.1% |
| Non-GAAP Adj. Gross Profit % of Net Sales | 25.6% | 24.5% | 24.3% | 25.1% | 26.3% | 23.7% | 25.1% |

| Non-GAAP S,G&A | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|
| Net Sales | 203,480 | 231,322 | 270,110 | 266,372 | 344,374 | 406,588 | 422,484 |
| Selling and Administrative Expense | 60,542 | 57,362 | 60,667 | 63,489 | 76,221 | 93,182 | 100,422 |
| Plus: Business integration expense | - | - | - | - | (1,706) | (1,429) | - |
| Less: Acquisition expenses | - | - | - | (318) | (350) | (789) | - |
| Non-GAAP Adj. Selling and Administrative Expense | 60,542 | 57,362 | 60,667 | 63,171 | 74,164 | 90,964 | 100,422 |
| | | | | | | | |
| S,G&A as % of Net Sales | 29.8% | 24.8% | 22.5% | 23.8% | 22.1% | 22.9% | 23.8% |
| Non-GAAP Selling and Admin as % of Net Sales (Note 2) | 29.8% | 24.8% | 22.5% | 23.7% | 21.5% | 22.4% | 23.8% |

| Non-GAAP Operating Income | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|
| Net Sales | 203,480 | 231,322 | 270,110 | 266,372 | 344,374 | 406,588 | 422,484 |
| Operating income (loss) | (45,390) | (2,570) | 5,668 | 1,815 | 8,855 | (5,236) | 1,990 |
| Plus: Acquisition expenses | - | - | - | 318 | 350 | 789 | - |
| Plus: Amortization of inventory step up | - | - | - | - | 367 | 606 | - |
| Plus: Business integration expense | - | - | - | 1,383 | 6,616 | 1,874 | - |
| Plus: Facility consolidation expense | - | - | - | - | - | 5,514 | 2,218 |
| Plus: Impairment of assets | - | - | - | - | 195 | 1,133 | - |
| Plus: Impairment of goodwill | - | - | - | - | - | - | - |
| Non-GAAP Adj. Operating Income (Loss) (Note 3) | (45,390) | (2,570) | 5,668 | 3,516 | 16,384 | 4,681 | 4,208 |
| | | | | | | | |
| Operating income as % of net sales | -22.3% | -1.1% | 2.1% | 0.7% | 2.6% | -1.3% | 0.5% |
| Adjusted operating income as a % of net sales | -22.3% | -1.1% | 2.1% | 1.3% | 4.8% | 1.2% | 1.0% |

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| Non-GAAP Income from Continuing Operations | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|
| Net income (loss) as reported | (42,241) | (4,654) | 986 | (927) | 5,291 | (1,402) | (2,426) |
| Less: (Loss) from discontinued, net tax | (382) | (280) | (286) | (275) | (266) | (2,075) | (148) |
| Income (loss) from Continuing Operations | (41,859) | (4,374) | 1,272 | (653) | 5,557 | 673 | (2,278) |
| Plus: Business integration expense | - | - | - | 1,383 | 6,616 | 1,874 | - |
| Plus: Facility consolidation expense | 4,091 | 1,556 | (563) | - | - | 5,514 | 2,946 |
| Plus: Amortization of inventory step up | - | - | - | - | 367 | 606 | - |
| Plus: Acquisition expenses | - | - | - | 318 | 350 | 789 | - |
| Less: Gain on purchase of business | - | - | - | - | - | (11,110) | - |
| Plus: Impairment of assets | 1,459 | - | - | - | 195 | 1,133 | - |
| Plus: Impairment of goodwill | 31,406 | - | - | - | - | - | - |
| Plus: Tax effect of above | (14,043) | (591) | 214 | (646) | (2,861) | 453 | (1,119) |
| Plus: Prior years tax credits and valuation allowance | 622 | - | - | - | (1,847) | - | - |
| Non-GAAP Adj. (Loss) / Income from Cont. Op's (Note 4) | (18,324) | (3,409) | 923 | 402 | 8,377 | (68) | (451) |
| Adj diluted earnings (loss) per share from Continuing Op's | (1.49) | (0.27) | 0.07 | 0.03 | 0.65 | (0.00) | (0.03) |
| Weighted average common shares outstanding - diluted | 12,331 | 12,524 | 12,623 | 12,638 | 12,852 | 14,382 | 15,536 |

| Non-GAAP EBIT and EBITDA | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 |
|---|---|---|---|---|---|---|---|
| Net income (loss) as reported | (42,241) | (4,654) | 986 | (927) | 5,291 | (1,402) | (2,426) |
| Less: (Loss) from discontinued, net tax | (382) | (280) | (286) | (275) | (266) | (2,075) | (148) |
| Plus: Taxes | (8,870) | (2,604) | 684 | (401) | (576) | 1,055 | (714) |
| Plus: Interest | 5,521 | 4,124 | 3,470 | 3,146 | 3,756 | 4,301 | 4,935 |
| Non-GAAP Adjusted EBIT (Note 5) | (45,208) | (2,854) | 5,426 | 2,092 | 8,737 | 6,029 | 1,943 |
| Plus: Depreciation and amortization | 13,504 | 11,575 | 9,650 | 9,396 | 10,263 | 12,908 | 14,120 |
| EBITDA | (31,704) | 8,721 | 15,075 | 11,488 | 18,999 | 18,937 | 16,063 |
| Plus: Acquisition expenses | - | - | - | 318 | 350 | 789 | - |
| Plus: Amortization of inventory step up | - | - | - | - | 367 | 606 | - |
| Less: Gain on purchase of business | - | - | - | - | - | (11,110) | - |
| Plus: Business integration expense | - | - | - | 1,383 | 6,616 | 1,874 | - |
| Plus: Facility consolidation expense | 4,091 | 1,556 | (563) | - | - | 5,514 | 2,946 |
| Plus: Impairment of assets | 1,459 | - | - | - | 195 | 1,133 | - |
| Non-GAAP Adj. EBITDA (Note 5) | 5,252 | 10,277 | 14,512 | 13,189 | 26,528 | 17,743 | 19,009 |
| Non-GAAP Adj. EBITDA as % of Net Sales | 2.6% | 4.4% | 5.4% | 5.0% | 7.7% | 4.4% | 4.5% |
| Management estimate of severe weather (not in above) | - | - | - | - | - | 1,054 | - |

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31 Non-GAAP Free Cash Flow 2009 2010 2011 2012 2013 2014 2015 Non-GAAP Adjusted EBIT (from above) (45,208) (2,854) 5,426 2,092 8,737 6,029 1,943 Times: 1 - Tax Rate = EBIAT (28,029) (1,769) 3,364 1,297 5,417 3,738 1,205 Plus: Depreciation and amortization 13,504 11,575 9,650 9,396 10,263 12,908 14,120 Plus: Non Cash Impairment of Assets and Goodwill 32,865 - - - 195 1,133 - Minus: Net change in Working Capital (23,975) 996 9,589 10,786 17,714 11,546 (1,970) Non-GAAP Cash from Operations 42,315 8,810 3,425 (93) (1,839) 6,234 17,295 Minus: Capital Expenditures 511 1,761 6,735 4,052 13,257 32,825 12,230 Minus: Business / Capital acquisitions - - - 6,961 1,863 9,331 - Non-GAAP Free Cash Flow (Note 6) 41,804 7,049 (3,310) (11,106) (16,959) (35,922) 5,065 Current Assets 83,463 91,326 95,140 109,440 143,167 161,095 169,595 Current Liabilities 33,490 40,358 34,582 38,097 54,110 60,493 70,963 Net Working Capital 49,973 50,969 60,557 71,343 89,057 100,602 98,632 Change in Net Working Capital (23,975) 996 9,589 10,786 17,714 11,546 (1,970) Note: Working Capital restated for prior periods for adoption of reclassification of deferred taxes and deferred financing costs

32 Facility Consolidation Information Facility Consolidation Plan Summary 2014 2015 2016 West Coast Facility consolidation 1,366 202 - East Coast Facility consolidation 4,148 2,016 406 East Coast Asset write off 1,134 - - Corporate Office consolidation - 728 60 Total facility consolidation and asset write off's 6,648 2,946 466